SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Growth VIP
Effective on or about October 1, 2017, the Statement of Additional Information is supplemented as follows:
Deutsche Global Growth VIP will be renamed Deutsche International Growth VIP. All references in the Statement of Additional Information to Deutsche Global Growth VIP will be replaced with Deutsche International Growth VIP.
The following non-fundamental investment policy is added under the sub-section “Other Investment Policies” in the “INVESTMENT RESTRICTIONS” section of the fund’s Statement of Additional Information Part I:
(17) (for Deutsche International Growth VIP only) the fund will generally invest in at least three different countries excluding the United States.
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2017, the fund pays the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 0.62% of the fund’s average daily net assets.
Deutsche International Growth VIP
The following waivers are currently in effect:
In addition, the Advisor has contractually agreed effective October 1, 2017 through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.81% and 1.06% for Class A and Class B, respectively. The agreement may only be terminated with the consent of the fund’s Board.
The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche International Growth VIP	0.62%
Please Retain This Supplement for Future Reference
July 20, 2017
SAISTKR-358